Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Collateral in Motion: Inside Figure’s FLLLC Compliance Approved Crypto-Backed Loans

Teaser:

Where does “real liquidity” come from – token swaps or actual collateral? Figure’s crypto-backed loan model forces that question into the open.

Executive Summary

Figure operates a full-stack capital-markets ecosystem that merges real-world credit, decentralized trading, and regulated yield products under one on-chain infrastructure built on the Provenance Blockchain – a decentralized, public blockchain administered by an independent foundation.

Figure now accounts for nearly half of all tokenized private credit on-chain – a dominance visible in the broader RWA data trend below.

Tracking on-chain tokenization over time

As of July 24, 2025, Figure's total loan balance on chain is $12B, about 47% of the RWA market. Higher if on-chain money market funds (stablecoins) are included. Source: Provenance Pulse and rwa.xyz.

Total RWA value
$30.0B
$20.0B
$10.0B
$0.00K
Figure $12B of total $15B in private credit
1/1/19
1/1/20
1/1/21
1/1/22
1/1/23
1/1/24
1/1/25
Private credit
US Treasury Debt
Commodities
Institutional Alternative Funds
Stocks
non-US Government Debt
Corporate Bonds

Source: https://app.rwa.xyz/private-credit

Figure Markets Product Suite

Product	Purpose	Notable Data
Democratized Prime	RWA lending pool for retail & institutional investors	≈ 9 % APY from tokenized HELOCs
YLDS Token	SEC-registered yield-bearing stablecoin	SOFR – 35 bps (≈ 3.88 % APY) as of 10/21/2025
Figure Exchange	Marketplace for crypto & RWA assets	Operated by Figure
DART Registry	Digital lien & eNote record system	Used by Goldman Sachs, Deutsche Bank, Jefferies
Provenance Blockchain (developed by Figure, now operating independently)	Public PoS chain purpose-built for financial settlement of assets, loans, and collateral	200 000 + loans processed

Source: https://www.ylds.com/

Together, these components form the foundation of Figure Markets. At the center of this system sits YLDS, Figure’s SEC-registered yield-bearing stablecoin

YLDS

YLDS is the quiet constant behind Figure’s lending stack, a compliant, yield-bearing liquidity layer that powers mortgage-backed credit (Democratized Prime). It’s not the headline product, but it’s the infrastructure glue that keeps Figure’s HELOC pool on-chain and capital-efficient.

●	SEC-registered yield-bearing stablecoin (Issued by Figure Certificate Company)
●	Backed by short-term U.S. Treasuries & repo agreements involving U.S. Treasuries
●	Yield: SOFR – 35 bps (~3.8% APY)
●	Stable value: $0.01 = 1 Certificate; non-algorithmic; fully collateralized
●	Chains: Provenance (primary), expanded to Sui (Announced in Oct 2025)
●	Use-case: Funds HELOC lending on Democratized Prime (~9% yield)

YLDS is the driver of Figure Markets and its function comes to life inside Democratized Prime, where that capital moves from idle stability to active lending against real-world home equity on certain pools.

Crypto-backed Loans

Its Crypto-Backed Loans allow Bitcoin, Ethereum, and Solana holders to borrow cash at 8.91% interest rates – 9.999% APR*, using their crypto as collateral without selling it or triggering a tax event.

Each loan operates with a fixed 50% LTV, 12-month term, and no prepayment penalty - effectively turning dormant assets into productive capital.

Unlike most crypto lenders, Figure employs decentralized MPC custody, so users can verify collateral ownership on-chain. It’s a system built to merge the structure of traditional lending with the transparency of DeFi rails, blockchain settlement.

Key Highlights

●	Collateral: Bitcoin (BTC), Ethereum (ETH), Solana (SOL)

●	Interest Rate: Fixed 8.91% (9.999% APR)

●	Loan-to-Value (LTV): 50% fixed

●	Loan Term: 12 months

●	Fees: No prepayment or deferral fees

●	Custody: Decentralized MPC wallet segregated and verifiable on-chain

Source: https://www.figure.com/crypto-backed-loan/

How It Works

Borrowers deposit BTC, ETH, or SOL as collateral into decentralized MPC wallets developed by Figure. The assets remain visible and segregated on-chain, eliminating single-point custody risk. In return, users receive instant USD loans at a fixed rate. The collateral can be verified at any time within their personal vaults, providing complete auditability and transparency.

Crypto collateral (BTC/ETH/SOL) → MPC custody → On-chain verification → USD loan issued (fixed rate, 50% LTV) → Settlement on Provenance → Repayment → Collateral released

This design differs from traditional crypto lenders; there’s no rehypothecation and no pooled custody. Loans settle directly through Figure’s credit system on Provenance Blockchain, providing a transparent trail from collateral to cash disbursement.

Figure’s crypto loans don’t attempt to reinvent DeFi, they institutionalize it. The model trades anonymity for assurance: borrowers get fixed rates, lenders get transparent custody, and regulators get clarity. In doing so, Figure has built a bridge between crypto liquidity and regulated credit, something the DeFi sector often gestures toward but rarely executes.

The limitation is structural - the system is not permissionless. Every transaction flows through Figure’s infrastructure. It’s transparent but enclosed, secure but dependent.

Comparative Lens: Figure vs. Traditional & DeFi Lenders

Metric	Figure Markets	Aave / Compound	Nexo / Ledn
Collateral	BTC, ETH, SOL	Crypto assets	BTC, ETH
Rate Type	Fixed 8.91% (9.999% APR)	Variable (3–7%)	Variable (9–13%)
LTV	50%	70-80%	50–70%
Custody	Decentralized MPC	Smart contracts	Centralized
Regulation	State-licensed	None	Varies by region
Prepayment Fees	None	N/A	Often applied

Snapshot (as of Oct 2025)

●	Interest Rates: 8.91% (9.999% APR) @ 50% LTV

●	LTV: 50% fixed

●	Collateral: BTC, ETH, SOL

●	Custody: Decentralized, MPC custody

●	Loan Term: 12 months fixed, no early payment penalty

●	Primary Use Cases: Liquidity without selling, tax-efficient leverage, refinancing

Source: https://www.figure.com/crypto-backed-loan/

Strengths & Risks

Strengths

●	Lowest fixed-rate crypto loans in the market.

●	On-chain verifiable collateral custody.

●	No prepayment or deferral penalties.

Macro & Market Context

Crypto credit has shifted from yield-seeking DeFi loops to real collateral-backed lending. The demand for low-cost liquidity especially in a post-rate-hike environment makes Figure’s fixed-rate loans competitive. As institutions re-enter the crypto market, compliant lending rails like Figure’s may define the next growth phase of crypto-finance.

Muur Thoughts

●	Product State: Live, regulated, transparent.

●	Traction: Growing loan volume, expanding asset coverage.

●	Competitive Edge: Lowest fixed rate, verifiable custody.

Combines regulated credit with decentralized MPC custody - no rehypothecation, fixed 8.91% rate (9.999% APR), and direct on-chain auditability. Distinct from custodial lenders like Nexo or Ledn.

●	Natively built on Provenance; integrating $YLDS on Sui for DeFi liquidity. Growing international reach via Figure Markets Ireland for EU credit access.

Stacy’s Verdict

Figure’s crypto-backed loans legitimize crypto collateral within regulated credit rails. It’s a rare mix of on-chain visibility and institutional discipline.

For long-term holders, it’s the cleanest way to unlock liquidity without giving up control.

High-conviction play, the model works because it respects limits.

P.S: You can explore Figure Markets directly and see how the platform integrates on-chain trading with institutional-grade rails via my link.

Disclosures:

This is a paid endorsement by Figure Technology Solutions, Inc. Compensation was provided for this post. The information shared does not guarantee individual experiences or future success or performance. This information does not constitute an offer to sell or buy any securities. No offer or sale of any securities will occur without the delivery of confidential offering materials and related documents. Please consider consulting a financial professional to determine if this aligns with your financial objectives.

The rates referenced are not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

Investing in cryptocurrencies involves significant risks. Cryptocurrency trading is not available in NY. Please click here for risk disclosures on investing and trading in cryptocurrencies.

Figure Lending LLC dba Figure 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. 888) 819-6388. NMLS ID 1717824. For licensing information go to www.nmlsconsumeraccess.org. Equal Opportunity Lender

Digital currency is not legal tender, is not backed by the government, and BIA accounts are not subject to FDIC or SIPC protections.

Crypto loans are offered to U.S. borrowers by Figure Lending LLC. This product is not available to U.S. residents of DC, ID, IL, KY, MD, MS, SD, TX, VT, or VA.

Crypto loans are offered through Figure Markets Credit LLC to residents of the state of New York and to international customers except in the following jurisdictions: Crimea (Ukraine), Donetsk (Ukraine), Luhansk (Ukraine), Afghanistan, Albania, Belarus, Central African Republic ,Congo (the Democratic Republic), Cuba, Ethiopia, Haiti, Iran (Islamic Republic of), Iraq, Lebanon, Libya, Mali, Myanmar (Burma), Nicaragua, Nigeria, North Korea (Democratic People’s Republic of), Pakistan, Palestine (State of), Russia, Somalia, South Sudan, Sudan, Syria, Ukraine, Venezuela, Yemen, or Zimbabwe.

Figure Markets Credit LLC. 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. (888) 926-6259. NMLS ID 2559612. For licensing information, go to www.nmlsconsumeraccess.org.

Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation’s NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Crypto’s state license and regulatory disclosures.

*The interest rate on Figure’s Crypto-Backed Loan is 8.91% (9.999% APR) at 50% LTV or 11.50% (12.62% APR) up to 75%. The advertised Annual Percentage Rate (APR) is based on a $5,000 loan amount and contemplates the payment of 1% origination fee, which would yield a monthly payment of $42.47. Rates will be higher for applications secured by assets with a higher LTV ratio. The Figure Crypto-Backed Loan has a 12 month interest-only repayment term and allows for a maximum initial LTV ratio of 75%. Interest rates change frequently so your exact interest rate will depend on the date you apply and may depend on many factors such as LTV ratio.

$YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, or an investment in a money market mutual fund. FCC’s qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC’s assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC’s assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Figure Certificate Company Prospectus available Here

Interest rate applicable to all Certificates is the overnight Secured Overnight Financing Rate (“SOFR”) less 35 basis points, with a minimum rate of 0.00%. SOFR stands for the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York’s Website by clicking here.

FCC will collect certain information about you that helps us comply with various securities regulations and rules and the USA PATRIOT Act, a Federal law that requires all investment companies to obtain, verify, and record information that identifies each applicant. Please note: if we cannot verify the information you provide, we will be required to restrict or deny your account.

Reserves for $YLDS Stablecoins are managed by Figure Investment Advisors, LLC, a registered investment advisor located at 650 California, Suite 200, San Francisco, CA, 94108. For more information about Figure Investment Advisors, LLC, or to obtain a free copy of our disclosure brochure, please contact us at 628-236-5823 or you may download a copy at Figure Markets Website.

Figure Certificate Company (FCC), Figure Lending LLC, Figure Payments Corporation Figure Markets Holdings, Inc. Figure Markets Credit LLC, Figure Investment Advisors, LLC are all subsidiaries of Figure Technology Solutions, Inc.

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Stacy Muur
@stacy_muur
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In Web3 since 2016. Ex CMO, (too) passionate about research & data. Founder @GREENDØTS. Telegram channel: t.me/muur_posts